EXHIBIT C

Form of Warrant

BROADCAST INTERNATIONAL, INC.

WARRANT FOR COMMON STOCK

Right to purchase ______________ (_____) shares (subject to adjustment) of the common stock, $.05 par value (the “Stock”), of BROADCAST INTERNATIONAL, INC., a Utah corporation (the “Company”).

The Company hereby certifies that, for value received,

[WARRANT HOLDER]

or registered assigns (the “Holder”), is entitled to purchase from the Company at any time or from time to time during the Exercise Period (as hereinafter defined) an aggregate of _______ fully paid and non-assessable shares, subject to adjustment as provided below, of the Stock, on the payment therefor of the exercise price which shall be $0.05 per share (subject to adjustment) (the “Per Share Exercise Price”) multiplied by the number of shares of Stock to be issued (the “Exercise Price”), upon the surrender of this Warrant duly signed by the registered Holder hereof at the time of exercise, accompanied by payment of the Exercise Price, upon the terms and subject to the conditions hereinafter set forth.

The Warrant represented hereby is delivered pursuant to and is subject to that certain Loan Restructuring Agreement dated as of December 16, 2010 by and between the Company and the Holder (the “Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Agreement.

1.

EXERCISE OF WARRANT.

(A)

Exercise.  This Warrant shall be exercisable commencing on the date hereof and shall expire at the times specified herein under the heading “EXPIRATION OF WARRANT” (the “Exercise Period”).  Subject to the foregoing restrictions, the Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, by (i) surrendering this Warrant, with the Notice of Exercise appended hereto duly executed by or on behalf of the Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Exercise Price payable in respect of the number of shares of Stock purchased upon such exercise, or (ii) notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 8).

(B)

Limitation on Exercises.  The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 9.90% (the “Maximum Percentage”) of the shares of Stock outstanding immediately after giving effect to such exercise.  For purposes of the foregoing sentence, the aggregate number of shares of Stock beneficially owned by such Person and its affiliates shall include the number of shares of Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein.  Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  For purposes of this Warrant, in determining the number of outstanding shares of Stock, the Holder may rely on the number of outstanding shares of Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-KSB, Form 10-Q, Form 10-QSB, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Stock outstanding.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day, confirm orally and in writing to the Holder the number of shares of Stock then outstanding.  In any case, the number of outstanding shares of Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder and its affiliates since the date as of which such number of outstanding shares of Stock was reported.  By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(B) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

(C)

Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of shares of Stock issuable upon exercise hereof, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Notice of Exercise giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the number of shares of Stock issuable upon exercise hereof within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days, submit via facsimile (i) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (ii) the disputed arithmetic calculation of the number of shares of Stock issuable upon exercise hereof to the Company’s independent, outside accountant.  The Company shall cause the investment bank or the accountant, as the case may be, at its expense, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of shares of Stock issuable upon exercise of this Warrant, the Company shall promptly issue to the Holder the number of shares of Stock that are not disputed and resolve such dispute in accordance with the foregoing.

2.

EXPIRATION OF WARRANT.

            This Warrant shall expire and shall no longer be exercisable at 5:00 p.m., Salt Lake City, Utah local time, on December __, 2020.

3.

DELIVERY OF STOCK CERTIFICATE UPON EXERCISE.

(A)

As soon as practicable, but in no event later than three Business Days, after the exercise of this Warrant and payment of the Exercise Price in accordance with Section 1, the Company will cause to be issued in the name of and delivered to the registered Holder hereof or its assigns, or such Holder’s

NY:1318854.3

nominee or nominees, a certificate or certificates for the number of full shares of Stock of the Company to which such Holder shall be entitled upon such exercise (and in the case of a partial exercise, a Warrant of like tenor for the unexercised portion remaining subject to exercise prior to the expiration of the Exercise Period set forth herein).  For all corporate purposes, such certificate or certificates shall be deemed to have been issued and such Holder or such Holder’s designee to be named therein shall be deemed to have become a holder of record of such shares of Stock as of the date the duly executed Notice of Exercise pursuant to this Warrant, together with full payment of the Exercise Price, is received by the Company as aforesaid.  No fraction of a share or scrip certificate for such fraction shall be issued upon the exercise of this Warrant, but rather the number of shares of Stock to be issued shall be rounded up to the nearest whole number.  The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of shares of Stock upon exercise of this Warrant.

(B)

If the Company shall fail for any reason or for no reason to issue to the Holder three Business Days after the exercise of this Warrant and payment of the Exercise Price in accordance with Section 1, a certificate for the number of shares of Stock to which the Holder is entitled and register such shares of Stock on the Company’s share register, and if on or after the expiration of such three Business Day period, the Holder purchases (in an open market transaction or otherwise) shares of Stock to deliver in satisfaction of a sale by the Holder of shares of Stock issuable upon such exercise that the Holder anticipated receiving from the Company then, in addition to all other remedies available to the Holder, the Company shall, within three Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Stock, and (B) the Closing Sale Price (as defined in the Amended Note) on the date of exercise.

4.

ADJUSTMENTS.

(A)

Dividends .  In the event that a dividend shall be declared upon the Stock of the Company payable in shares of Stock, the number of shares of Stock covered by this Warrant shall be adjusted by adding thereto the number of shares that would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.

(B)

Rights upon Distribution of Assets.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to receive the portion of the Distribution that the Holder have would been entitled to receive had this Warrant been exercised in full (without regard to any limitations on the exercise of this Warrant) immediately prior to the record date fixed for the determination of shares of Stock entitled to receive the Distribution; provided, that in the event that the Distribution is of shares of common stock (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of such Other Shares of Common Stock, the terms of which shall be identical to those of this Warrant, except that such

NY:1318854.3

warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date.

(C)

Purchase Rights; Fundamental Transactions.

(i)        Purchase Rights.  In addition to any adjustments pursuant to this Section 4, if at any time the Company grants, issues or sells (x) any rights, warrants or options to subscribe for or purchase shares of Stock or Convertible Securities (as defined below) (“Options”), (y) any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Stock (“Convertible Securities”) or (z) any rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Stock (collectively, the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(ii)       Fundamental Transactions.  The Company shall not enter into or be party to a Fundamental Transaction (as defined below) (other than with respect to a Change of Control (as defined below) with a Successor Entity (as defined below) that is not a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market (as defined below) (a “Public Successor”) or with respect to a Change of Control with a Public Successor where the sole consideration in such Change of Control transaction is cash (each, an “Excluded Change of Control Transaction”)) unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant pursuant to a written agreement in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including an agreement to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and satisfactory to the Holder. Upon the occurrence of any Fundamental Transaction (other than an Excluded Change of Control Transaction), the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.  Upon consummation of the Fundamental Transaction (other than an

NY:1318854.3

Excluded Change of Control Transaction), the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Stock (or other securities, cash, assets or other property) purchasable upon the exercise of this Warrant prior to such Fundamental Transaction, such shares of the publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity (as defined below)) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant.  In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Stock arc entitled to receive securities or other assets with respect to or in exchange for shares of Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the ninetieth (90th) day after the consummation of the Fundamental Transaction, in lieu of the shares of the Stock (or other securities, cash, assets or other property) purchasable upon the exercise of this Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to such Fundamental Transaction.  Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

  (iii)     In the event of a proposed Change of Control, the Company shall give the Holder thirty (30) days prior notice of the proposed closing date of the Change of Control.  Notwithstanding the foregoing and the provisions of Section 4(C)(ii) above, in the event of a Change of Control, at the request of the Holder delivered before the ninetieth (90th) day after the consummation of such Change of Control, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Business Days of such request (or, if later, on the effective date of the Change of Control), cash in an amount equal to the Black-Scholes Value of the remaining unexercised portion of this Warrant on the date of such Change of Control.

         (iv)        As used in herein, the following terms have the following meanings:

“Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Stock, in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if

NY:1318854.3

other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company, or (iii) any Fundamental Transaction in which the Holder is the Person or part of the group of Persons described in clauses (i)(A) – (D) or clause (ii) of the definition thereof.

“Eligible Market” means the Principal Market, the American Stock Exchange, The New York Stock Exchange, Inc., The NASDAQ Global Market, The NASDAQ Capital Market or The NASDAQ Global Select Market.

“Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (A) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person or Persons, if the holders of the Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such consolidation or merger) immediately prior to such consolidation or merger shall hold or have the right to direct the voting of less than 50% of the Voting Stock or such voting securities of such other surviving Person immediately following such transaction, or (B) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (C) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (D) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (E) reorganize, recapitalize or reclassify its Common Stock or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate Voting Stock of the Company.

“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

“Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

NY:1318854.3

“Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(D)

Subdivision or Combination of Stock.  If the Company at any time on or after the date hereof subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Stock into a greater number of shares, the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the date hereof combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Stock into a smaller number of shares, the number of Warrant Shares will be proportionately decreased.  Any adjustment under this Section 4(D) shall become effective at the close of business on the date the subdivision or combination becomes effective

(E)

Reorganizations, Consolidations, Mergers.  Except as otherwise set forth herein, in the event that the outstanding shares of Stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another Person, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then upon exercise of this Warrant there shall be substituted for the shares of Stock covered by this Warrant, the number and kind of shares of stock or other securities that would have been substituted therefor if such shares of Stock had been outstanding on the date fixed for determining the stockholders entitled to receive such changed or substituted stock or other securities.

(F)

Other Changes .  In the event there shall be any change, other than specified above, in the number or kind of outstanding shares of Stock of the Company or of any stock or other securities into which such Stock shall be changed or for which it shall have been exchanged, then if the Board of Directors shall determine, in good faith, that such change equitably requires an adjustment in the number or kind of shares covered by this Warrant, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of this Warrant.

(G)

Notice of Adjustments.  In the event of any adjustment pursuant to this Section 4, the Company will provide the Holder with notice of such adjustment reasonably promptly after the effective date of such adjustment.

5.

LOST, STOLEN, DESTROYED OR MUTILATED WARRANT.

            Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft or destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon the surrender and cancellation thereof, the Company will issue and deliver, in lieu thereof, a new Warrant of like tenor.

6.

TRANSFER.

(A)

Owner of Warrant      The Company may deem and treat the Person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall

NY:1318854.3

not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided below.

(B)

Transfer of Warrant     The Company agrees to maintain, at its then principal place of business, books for the registration of this Warrant and transfers thereof, and this Warrant and all rights hereunder are transferable, in whole or in part, on said books at said office, upon surrender of this Warrant at said office, together with a written assignment of this Warrant duly executed by the Holder hereof or its duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.  This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants representing in the aggregate the right to purchase the number of shares of Stock then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such shares of Stock as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Stock shall be given.  Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the shares of Stock then underlying this Warrant, (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the date hereof, and (iv) shall have the same rights and conditions as this Warrant.

7.

COVENANTS

.

(A)

Required Reserve Amount.  If at any time while this Warrant remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant at least a number of shares of Stock equal to 130% (the “Required Reserve Amount”) of the number of shares of Stock as shall from time to time be necessary to effect the exercise of this Warrant in full (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant then outstanding.  Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Stock.  In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.  The Company further covenants that all shares of Stock that shall be deliverable upon exercise of this Warrant shall be duly and validly issued and fully paid and non-assessable.

(B)

Notice Requirements.  The Company will give written notice to the Holder (i) immediately upon any adjustment of the number of shares of Stock issuable upon exercise hereof, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Stock or (C) for determining rights to

NY:1318854.3

vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

8.

CASHLESS EXERCISE RIGHTS.

(A)

Cashless Exercise Provisions.  Notwithstanding anything to the contrary contained herein, if at any time a Registration Statement (as defined in the Investor Rights Agreement) covering the resale of the Stock issuable upon exercise of this Warrant is not available, then the Holder shall have the right, in its sole discretion, to exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the number of shares of Stock determined as follows:

X =  Y [(A-B)/A], where:

X =  the number of shares of Stock to be issued to the Holder upon exercise.

Y =  the number of shares of Stock with respect to which this Warrant is being exercised.

A =  the arithmetic average of the VWAP of the Stock for the thirty (30) Trading Days immediately prior to (but not including) the date on which a Notice of Exercise is delivered to the Company.

B = the Exercise Price.

(B)

Certain Definitions.  For purposes of this Section 8, “VWAP” means on any particular Trading Day or for any particular period the volume weighted average trading price per share of Stock on such date or for such period on the Principal Market as reported by Bloomberg L.P., or any successor performing similar functions.

9.

MISCELLANEOUS.

(A)

No Rights as Shareholder.  This Warrant does not confer upon the Holder any rights of a stockholder of the Company, including, without limitation, any right to vote or to consent to or receive notice as a stockholder of the Company.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.  Notwithstanding this Section 9(A), the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

(B)

Noncircumvention.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Stock receivable upon the exercise of this Warrant above the Per Share Exercise Price

NY:1318854.3

then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Stock upon the exercise of this Warrant.

(C)

Remedies.  The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(D)

Notices.  Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective three (3) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed as follow: If to the Company to: at 7050 Union Park Avenue, Suite 600, Salt Lake City, Utah 84047, Attn: Chief Executive Officer, facsimile number (801) 562-1773 and if to the Holder to the address shown therefor on the books and records of the Company. Any party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to the other parties in accordance with this Section 9, except that any such change of address notice shall not be effective unless and until received.

(E)

Governing Law.   All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

(F)

Amendment.   This Warrant and any provision hereof may be amended solely by an instrument in writing signed by the Company and Holder.

(G)

Severability.   In case any one or more of the provisions of this Warrant shall be determined by a court of competent jurisdiction to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby.

(H)

Assignment.   This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and Holder any legal or equitable right, remedy or cause of action under this Warrant.

(I)

Headings.  The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

NY:1318854.3

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer, effective as of the date first set forth above.

Dated:	December __, 2010	BROADCAST INTERNATIONAL, INC.
__________________________________ Rodney M. Tiede Chief Executive Officer

NY:1318854.3

NOTICE OF EXERCISE OF WARRANT

To:

BROADCAST INTERNATIONAL, INC.

The undersigned Holder hereby exercises the right to purchase _____________ shares of Common Stock, $.05 par value, of Broadcast International, Inc., a Utah corporation (the “Company”), as evidenced by the Warrant, dated as of December ___, 2010, issued by the Company to the Holder (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.

Form of Exercise Price.  The Holder intends that the payment of the Exercise Price shall be made as:

___

payment of the Exercise Price in cash with respect to ________ shares of Stock; and/or

___

a Cashless Exercise with respect to _______ shares of Stock.

2.

You will kindly forward a certificate or certificates for the shares of Stock purchased hereby and, if such shares shall not include all of the shares provided in this Warrant, a new Warrant of like tenor and date for the balance of the shares issuable thereunder shall be delivered to the undersigned at the address set forth below.

Date:
Name of Holder

By:

Address:

NY:1318854.3